R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 Priority Technology Holdings, Inc. (Nasdaq: PRTH) Supplemental Slides: Q3 2025 Earnings Call November 2025

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 2 Disclaimer Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) 2025 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward- looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K filed with the SEC on March 6, 2025. These filings are available online at www.sec.gov or www.prioritycommerce.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non- GAAP financial measures used by other companies. Priority believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and the slides at the end of this presentation for a reconciliation of such non-GAAP financial measures to the most comparable GAAP numbers. Additionally, we present guidance for Adjusted EBITDA and Adjusted EBITDA as percentage of revenue, non-GAAP measures without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. See more information in Priority’s earnings press release. Adjusted Gross profit referred throughout this presentation is a non-GAAP measure calculated by subtracting Cost of services (excluding depreciation and amortization) from Revenue. Adjusted Gross profit margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted Gross Profit discussed above by Revenue. Adjusted EBITDA referred to throughout this presentation is a non-GAAP measure calculated as net income prior to interest expense, tax expense, depreciation and amortization expense, adjusted to add back certain non-cash charges and / or non-recurring charges deemed to not be part of normal operating expenses. Adjusted EBITDA margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted EBITDA discussed above by Revenue. See Appendix 1 – 2 of this presentation for a reconciliation of Adjusted Gross Profit to Gross Profit as per GAAP, a reconciliation of Adj. EBITDA to GAAP Income (loss) before Taxes and Priority’s earnings press release for more details.

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 3 Key 3rd Quarter 2025 Highlights Q3 2025 RESULTS REVISED 2025 GUIDE REFLECTS HSD GROWTH Q3 2025 KEY METRICS REVENUE (In Millions) NET REVENUE +6% ADJ GROSS PROFIT1 +10% ADJ EBITDA1 +6% ADJ EPS $0.28 $1.6B Account Balances 1.7M Customer Accounts $144B Total Payments Volume1 1 Represents LTM payments volume as of September 30, 2025 2 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details (+$0.10) $950 - $965 (8-10% Growth) $880 $706 2024 2025 YTD Actual 2025 Guidance Range ADJ. EBITDA2 (In Millions) ADJ. GROSS PROFIT2 (In Millions) $328 $274 2024 2025 $370 - $380 YTD Actual 2025 Guidance Range $204 $165 2024 2025 $223 - $228 YTD Actual 2025 Guidance Range

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 4 Q3 2025 Consolidated Results $86.0M $94.8M $54.6M $57.8M $227.0M $241.4M Q3 24 Q3 25 Q3 24 Q3 25 Q3 24 Q3 25Q3 24 Q3 25 6% 10% 6% Adjusted EBITDA1 increased 6% to $57.8 million Adj Gross Profit margin1 increased 140 basis points to 39.2% Adj Gross Profit1 increased 10% to $94.8 million Revenue increased 6% to $241.4 million 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details 140bp 37.9% 39.2%

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 5 YTD 2025 Consolidated Results $244.1M $274.4M $152.5M $165.1M $652.6M $705.9M 8% 12% 8% Adjusted EBITDA1 increased 8% to $165.1 million Adj Gross Profit margin1 increased 150 basis points to 38.9% Adj Gross Profit1 increased 12% to $274.4 million Revenue increased 8% to $705.9 million 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details 150bp 37.4% 38.9% YTD 24 YTD 25 YTD 24 YTD 25 YTD 24 YTD 25YTD 24 YTD 25

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 6 Accelerate Cash Flow Optimize Working Capital ▪ Priority Commerce Engine (PCE) is a unified platform that provides our customers a personalized financial toolset to accelerate cash flow and optimize working capital on a single platform to collect, store, lend, and send money combining merchant services, payables and banking & treasury solutions ▪ Built with vision: PCE is a native platform built to manage money movement in complex multi- party environments Priority Commerce: Powering an Ecosystem of Integrated Financial Solutions A Proprietary API Suite that Enables Acquiring, Treasury & Payables Solutions Treasury Solutions Passport automates reconciliation, streamlines financial operations & provides full transparency to your liquidity Merchant Solutions Full featured POS & merchant acquiring solutions that accelerate your cash flow to capture revenue opportunities for businesses Payables Optimize your working capital and earn cash back by leveraging our payables & financing solutions while automating reconciliation LendCollect Store We Provide Personalized Payments and Banking Solutions to: Send + Priority Commerce Engine

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 7 Priority Commerce Engine Acc el er at eC as h Fl ow Payment Orchestration Optim ize W orkingCapital TreasurySolutionsDat a& Bu sin es s In sig ht s Payable Management (Credit, Debit, ACH, Check, Wire) (GLMapping,Recon,FIDC Pass-Through Insurance) (Card Issuing, AP Automation, ACH+) In te gr at ed Pa rt ne rs Consumer Finance Sports & Entertainment Payroll & Benefits Property Tech & Construction Others Consumers Small Businesses Property Managers Others Sports Franchises ✓ Monthly Platform SaaS Fees✓ Interchange on Card Volume ✓ Payment Processing Fees ✓ Float Income on Account Balances End Custom ers Revenue Streams

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 8 Recent Business Updates 1 2 3 Residual Financing Facility August 2025 August 2025 October 2025 Priority acquired the revenue agreements and customer relationships of Boom Commerce (“Boom”), an existing reseller partner of Priority Team of veteran sales professionals and largely exclusive reseller network meaningfully enhance Priority’s distribution Priority secured a $50 million delayed draw term loan facility which will finance the purchase of eligible residual receivables and loan receivables Provides Priority with the flexibility to further support our ISO and ISV reseller base with incremental capital Priority acquired certain assets of DMSJV, LLC (“Dealer Merchant Services” or “DMS”), an integrated software and payments reseller focused on the automotive dealership space DMS’ compliant surcharge program, paired with Priority Payables and Treasury Solutions, creates a market-leading solution for dealerships

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 9 Third Quarter 2025 Financial Results

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 % of Adj. Gross Profit from Payables & Treasury Solutions1,2 10 1 Contribution percentages exclude intersegment eliminations 2 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Continued Shift to High Value Segments 44% 47% 52% 56% 58% 56% 59% 62% 62% 62% 63%  Payables and Treasury Solutions segments represented 62% of LTM Adj Gross Profit 35% 39% 42% 45% 47% 49% 50% 51% 52% 53% 54% 4% 4% 4% 5% 7% 7% 7% 7% 8% 8% 8% 39% 42% 46% 50% 54% 56% 57% 59% 60% 61% 62% Q1 2023 (LTM) Q2 2023 (LTM) Q3 2023 (LTM) Q4 2023 (LTM) Q1 2024 (LTM) Q2 2024 (LTM) Q3 2024 (LTM) Q4 2024 (LTM) Q1 2025 (LTM) Q2 2025 (LTM) Q3 2025 (LTM) Treasury Solutions Payables Quarter-to-Date (Payables + Treasury Solutions)  Contributed to ~140 bps of YoY expansion in Adj Gross Margins in Q3 2025 and over 70 bps of sequential expansion from Q2 2025  64% of Adjusted Gross Profit in Q3 2025 was from recurring revenues

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 11 Merchant Solutions Highlights – Q3 2025 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Revenue $161.9MM +2% YoY Adj. Gross Profit1 $35.5MM (0%) YoY | 21.9% Margin Adj. EBITDA1 $27.7MM (3%) YoY | 17.1% Margin Q3 2025 Segment Highlights ➔ Revenue growth driven by combination of 4% growth in core portfolio and Boom acquisition partially offset by lower revenue from specialized acquiring and residual purchases ➔ Total Card $ Volumes increased 2% to $18.5bn ➔ New monthly boards averaged 3.4K during quarter

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 12 Payables Highlights – Q3 2025 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Revenue $25.2MM +14% YoY Adj. Gross Profit1 $7.2MM +14% YoY | 28.5% Margin Adj. EBITDA1 $3.5MM +79% YoY | 13.7% Margin Q3 2025 Segment Highlights ➔ Revenue growth driven by 21% increase in Supplier-Funded revenues and 12% increase in Buyer-Funded revenues ➔ Adjusted Gross Profit growth of 14% driven by revenue growth and consistent margins ➔ Adjusted EBITDA growth of 79% driven by continued strong operating leverage

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 13 Treasury Solutions Highlights – Q3 2025 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Revenue $55.7MM +18% YoY Adj. Gross Profit1 $52.1MM +18% YoY | 93.6% Margin Adj. EBITDA1 $46.7MM +14% YoY | 83.8% Margin Q3 2025 Segment Highlights ➔ CFTPay Avg Monthly New Enrollments of 61K contributed to 27% increase in Billed Clients to 1.1MM ➔ Growth in account balances more than offset the impact of 125 bps of YoY rate cuts ➔ 111 Integrated Partners at quarter-end (+9 from Q2 2025)

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 14 Consolidated Operating Expenses – Q3 2025 Salaries & Benefits $26.1MM +20% YoY SG&A $15.7MM +27% YoY Depreciation & Amortization $15.1MM +10% YoY Q3 2025 Segment Highlights ➔ Higher Salaries & Benefits driven by higher stock-based comp and acquisition-related headcount additions ➔ Increase in SG&A expenses primarily driven by software (incl public cloud migration) combined with acquisition, accounting, marketing and S-OX related expenses

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 15 Capital Structure Highlights Outstanding Debt Balance as of June 30, 2025 $935.5 (+/-) Net Revolver Borrowings -- (+/-) Net Term Loan Borrowings $64.5 Balance as of September 30, 20251 $1,000.0 Net Leverage Calculation Total Debt Balance1 $1,000.0 ( - ) Unrestricted Cash Balance $57.0 Net Debt $943.0 LTM Adj. EBITDA (Q3 2025)2 $216.8 Net Leverage Ratio 4.35x 1 Total debt balance excludes non-recourse borrowings under the residual financing facility 2 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Key Updates and Highlights    Closed DMS acquisition on 10/1/2025 and upsized Term Loan by $35 million Priority made $15 million prepayment to Term Loan on 10/31/2025 Pro forma net leverage ratio of 4.1x based on full-year impact of acquisitions combined with borrowing & repayment activity in October  Capital allocation strategy will focus on continued debt repayment and de-leveraging throughout 2026

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 16 Revised 2025 Financial Guidance 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Total Revenue Adj. Gross Profit1 Adj. EBITDA1 $950 – $965MM (8-10% Growth) $370 – $380MM $223 – $228MM 2025 guidance reflects Merchant Solutions’ Q4 organic growth in MSD plus acquisitions

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 17 Appendix

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 Merchant Solutions Payables Treasury Solutions Eliminations Total Merchant Solutions Payables Treasury Solutions Eliminations Total Revenues $ 161.9 $ 25.2 $ 55.7 $ (1.3) $ 241.4 $ 158.8 $ 22.1 $ 47.1 $ (1.0) $ 227.0 Cost of Revenue (excluding depreciation and amortization) (126.4) (18.0) (3.6) 1.3 (146.7) (123.2) (15.8) (3.0) 1.0 (141.1) Adjusted Gross Profit 35.5 7.2 52.1 (0.0) 94.8 35.6 6.3 44.1 (0.0) 86.0 Adjusted Gross Profit Margin 21.9% 28.5% 93.6% 39.2% 22.4% 28.5% 93.6% 37.9% Depreciation and amortization of revenue generating assets (2.0) (0.7) (2.2) -- (5.0) (1.9) (0.7) (1.6) -- (4.2) Gross profit $ 33.4 $ 6.5 $ 49.9 $ (0.0) $ 89.8 $ 33.7 $ 5.6 $ 42.4 $ (0.0) $ 81.8 Gross profit margin 20.6% 25.7% 89.6% 37.2% 21.2% 25.4% 90.1% 36.0% Merchant Solutions Payables Treasury Solutions Eliminations Total Merchant Solutions Payables Treasury Solutions Eliminations Total Revenues $ 476.8 $ 74.1 $ 158.4 $ (3.5) $ 705.9 $ 457.9 $ 65.4 $ 131.8 $ (2.4) $ 652.6 Cost of Revenue (excluding depreciation and amortization) (372.8) (52.4) (9.7) 3.4 (431.4) (354.8) (47.3) (8.8) 2.4 (408.5) Adjusted Gross Profit 104.0 21.8 148.7 (0.0) 274.4 103.1 18.1 123.0 (0.0) 244.1 Adjusted Gross Profit Margin 21.8% 29.3% 93.9% 38.9% 22.5% 27.6% 93.3% 37.4% Depreciation and amortization of revenue generating assets (6.0) (2.1) (6.4) -- (14.6) (5.5) (2.2) (4.4) -- (12.0) Gross profit $ 98.0 $ 19.6 $ 142.3 $ (0.0) $ 259.9 $ 97.6 $ 15.9 $ 118.5 $ (0.0) $ 232.1 Gross profit margin 20.5% 26.5% 89.8% 36.8% 21.3% 24.3% 90.0% 35.6% Nine Months Ended September 30, 2025 Nine Months Ended September 30, 2024 (in Millions) (in Millions) Three Months Ended September 30, 2025 Three Months Ended September 30, 2024 (in Millions) (in Millions) 18 The reconciliation of adjusted gross profit to its most comparable GAAP measure is provided below: Appendix 1 – Adjusted Gross Profit1 Reconciliation Note: Certain dollar amounts may not add mathematically due to rounding 1Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 (in Millions) (in Millions) Three Months Ended September 30, 2025 Three Months Ended September 30, 2024 Merchant Solutions Payables Treasury Solutions Eliminations Total Merchant Solutions Payables Treasury Solutions Eliminations Total Adjusted EBITDA 27.7$ 3.5$ 46.7$ (20.1)$ 57.8$ 28.6$ 1.9$ 40.9$ (16.9)$ 54.6$ Adjusted EBITDA Margin 17.1% 13.7% 83.8% 23.9% 18.0% 8.7% 86.9% 24.1% Interest Expense (0.4) (0.4) (0.1) (21.6) (22.5) -- (1.1) -- (22.2) (23.2) Depreciation and Amortization (7.6) (1.3) (4.9) (1.3) (15.1) (6.9) (1.3) (4.3) (1.2) (13.7) Debt Modification and Extinguishment Expenses -- -- -- (12.5) (12.5) -- -- -- (0.0) (0.0) Selling, General and Administrative (Non-Recurring) -- -- -- (1.5) (1.5) -- -- -- (0.7) (0.7) Non-Cash Stock Based Compensation -- (0.1) (0.0) (2.2) (2.3) (0.0) (0.1) (0.0) (1.3) (1.4) Bargain Purchase (Non-Recurring) -- -- -- 3.5 3.5 -- -- -- -- -- Income (Loss) Before Taxes 19.8$ 1.7$ 41.6$ (55.6)$ 7.4$ 21.7$ (0.5)$ 36.6$ (42.3)$ 15.5$ Income (Loss) Before Taxes % of Revenue 12.2% 6.7% 74.7% 3.1% 13.7% (2.1%) 77.7% 6.8% (in Millions) (in Millions) Nine Months Ended September 30, 2025 Nine Months Ended September 30, 2024 Merchant Solutions Payables Treasury Solutions Eliminations Total Merchant Solutions Payables Treasury Solutions Eliminations Total Adjusted EBITDA 81.2$ 10.7$ 134.7$ (61.5)$ 165.1$ 82.3$ 5.2$ 112.9$ (47.9)$ 152.5$ Adjusted EBITDA Margin 17.0% 14.5% 85.0% 23.4% 18.0% 8.0% 85.7% 23.4% Interest Expense (0.4) (2.2) (0.4) (65.8) (68.7) (0.0) (3.3) -- (62.6) (65.8) Depreciation and Amortization (20.9) (3.8) (14.5) (3.8) (43.0) (24.1) (4.0) (12.4) (3.7) (44.2) Debt Modification and Extinguishment Expenses -- -- -- (12.5) (12.5) -- -- -- (8.7) (8.7) Selling, General and Administrative (Non-Recurring) -- -- -- (4.1) (4.1) -- -- -- (2.1) (2.1) Non-Cash Stock Based Compensation 0.0 (0.3) (0.1) (6.7) (7.1) (0.0) (0.3) (0.1) (4.5) (4.9) Bargain Purchase (Non-Recurring) -- -- -- 3.5 3.5 -- -- -- -- -- Income (Loss) Before Taxes 60.0$ 4.5$ 119.7$ (150.9)$ 33.2$ 58.2$ (2.4)$ 100.4$ (129.4)$ 26.8$ Income (Loss) Before Taxes % of Revenue 12.6% 6.1% 75.5% 4.7% 12.7% (3.6%) 76.2% 4.1% 19 The reconciliation of adjusted EBITDA to its most comparable GAAP measure is provided below: Appendix 2 – Adjusted EBITDA1 Reconciliation Note: Certain dollar amounts may not add mathematically due to rounding 1Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 20